UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

WINVEST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40796	86-2451181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Cambridgepark Drive, Suite 301

Cambridge, Massachusetts

02140

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 658-3094

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one redeemable Warrant, and one right	WINVU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	WINV	The Nasdaq Stock Market LLC
Warrants to acquire 1/2 of a share of Common Stock	WINVW	The Nasdaq Stock Market LLC
Rights to acquire one-fifteenth of one share of Common Stock	WINVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 14, 2021, WinVest Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, $0.0001 par value per share (the “Common Stock”), one redeemable warrant (the “Public Warrant”), with each Public Warrant entitling the holder thereof to purchase one-half (1/2) of one share of Common Stock at an exercise price of $11.50 per whole share, subject to adjustment and one right (the “Right”), with each Right entitling the holder thereof to receive one-fifteenth (1/15) of one share of Common Stock upon the consummation by the Company of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000 (before underwriting discounts and commissions and offering expenses).

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-258920), as amended (the “Registration Statement”), and which are included as Exhibits 1.1, 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K:

●	an Underwriting Agreement, dated September 14, 2021, by and among the Company and Chardan Capital Markets, LLC (the “Underwriter”), as representative of the several underwriters.

●	a Warrant Agreement, dated September 14, 2021, between the Company and Continental Stock Transfer &Trust Company (“Continental”), as warrant agent.

●	a Rights Agreement, dated September 14, 2021, between the Company and Continental, as rights agent.

●	Letter agreements, each dated September 14, 2021, by and between the Company and each of WinVest SPAC LLC (the “Sponsor”), each officer, each director and each advisory board member of the Company.

●	an Investment Management Trust Agreement, dated September 14, 2021, between the Company and Continental, as trustee.

●	a Stock Escrow Agreement, dated September 14, 2021, by and among the Company, the Sponsor, certain of the Company’s officers, directors and advisory board members and Continental.

●	a Registration Rights Agreement, dated September 14, 2021, by and among the Company, the Sponsor, and certain of the Company’s officers, directors and advisory board members.

●	a Private Placement Warrants Purchase Agreement, dated September 14, 2021, between the Company and the Sponsor.

●	an Administrative Services Agreement, dated September 14, 2021, between the Company and the Sponsor.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company completed the private sale of 10,000,000 warrants (the “Private Placement Warrants”) at a price of $0.50 per Private Placement Warrant to the Sponsor, generating gross proceeds of $5,000,000 (such sale, the “Private Placement”).

Each Private Placement Warrant entitles the holders to purchase one-half of one share of Common Stock at a price of $11.50 per whole share, subject to adjustment. The Private Placement Warrants are identical to the Public Warrants.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1, and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On September 14, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO, and is incorporated by reference herein. On September 17, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO, and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 8.01. Other Events.

The net proceeds from the IPO, together with certain of the proceeds from the Private Placement, $101,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders with Continental acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund taxes payable and up to $100,000 to pay dissolution expenses, or upon the redemption by public stockholders of Common Stock in connection with certain amendments to the Company’s Amended and Restated Certificate of Incorporation, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the shares of common stock included in the Units and issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 15 months (or, if extended by resolution of the Company’s board of directors, up to 21 months) from the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated September 14, by and among the Company and the Underwriter, as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated September 14, 2021, between the Company and Continental, as warrant agent.

4.2	Rights Agreement, dated September 14, 2021, between the Company and Continental, as rights agent.

10.1	Form of Letter Agreement, dated September 14, 2021, by and between the Company and each of the Sponsor, each officer, each director and each advisory board member of the Company.

10.2	Investment Management Trust Agreement, dated September 14, 2021, between the Company and Continental, as trustee.

10.3	Stock Escrow Agreement, dated September 14, 2021, by and among the Company, the Sponsor, certain of the Company’s officers, directors and advisory board members and Continental.

10.4	Registration Rights Agreement, dated September 14, 2021, by and among the Company, the Sponsor, and certain of the Company’s officers, directors and advisory board members.

10.5	Private Placement Warrants Purchase Agreement, dated September 14, 2021, between the Company and the Sponsor.

10.6	Administrative Services Agreement, dated September 14, 2021, between the Company and the Sponsor.

99.1	Press Release, issued September 14, 2021 (furnished pursuant to Item 7.01)

99.2	Press Release, issued September 17, 2021 (furnished pursuant to Item 7.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2021

WINVEST ACQUISITION CORP.

By:	/s/ Manish Jhunjhunwala
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer and Chief Financial Officer